                                                                    Exhibit 10.1

   APPROVED AND FILED
EFFECTIVE 5:00 P.M., MAY 14, 1999
     JAN LYNN OWEN
Acting Commissioner of Financial Institutions

By /s/ Kenneth Sayre-Peterson

KENNETH SAYRE-PETERSON
     Senior Counsel FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT


          THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") is
                                                                  ---------
   made as of May __, 1999, by and among UNION BANK OF CALIFORNIA, N.A., a national banking association ("Purchaser"), IMPERIAL TRUST COMPANY, a
                                  ---------
   California corporation ("Seller"), and IMPERIAL BANK, a California state
                            ------
   bank ("Imperial").
          --------

                                   RECITALS
                                   --------

          A. Purchaser, Seller and Imperial are parties to that certain Asset Purchase Agreement dated as of April 23, 1999 (the "Agreement").
                                                    ---------

          B. Purchaser, Seller and Imperial desire to amend the Agreement as set forth herein, and desire that, except as set forth in this Amendment, the Agreement shall remain in full force and effect .

          NOW THEREFORE, the parties hereto agree as follows:

          1.   Definitions. Capitalized terms used herein and not otherwise
               -----------
defined herein shall have the meanings ascribed to them in the Agreement.

          2.   Amendment. The Agreement is hereby amended as follows:
               ---------

               (a) Section 7.1(g) of the Agreement is amended by deleting therefrom:

          "that Section 4859 of the California Financial Code"

          and replacing it with:
          ---------------------

          "that Section 4859 or 4879.14 (including 4859.14(e)(2)), as applicable, of the California Financial Code".

               (b) Section 7.2(g) of the Agreement is amended by deleting therefrom:

          "that Section 4859 of the California Financial Code"

          and replacing it with:
          ---------------------

          "that Section 4859 or 4879.14 (including 4859.14(e)(2)), as applicable, of the California Financial Code".

                (c) Section 9.4(a)(ii) of the Agreement is amended in its entirety and replaced with the following:

          "(ii) Purchaser shall be entitled to indemnification under this
          Article 9 with respect to claims asserted by Purchaser against Seller or Imperial after the Initial Indemnity Period only to the extent provided in subparagraphs (iii), (iv) and (v) below."

                (d) Section 9.4(a)(v) of the Agreement is amended in its entirety and replaced with the following:

          "(v) Neither Imperial nor Seller shall be obligated to indemnify Purchaser under Section 9.2(a) for any Damages until the Damages exceed, in the aggregate, $50,000, in which event Seller and Imperial shall be obligated to indemnify Purchaser under Section 9.2(a) only for Damages in excess of $50,000. Notwithstanding the foregoing, the limitations set forth in this Section 9.4(a) shall not apply to Imperial's or Seller's indemnification obligations pursuant to Section 9.2(a)(v)."

                (e) The second sentence of Section 10.4 of the Agreement is amended in its entirety and replaced with the following:

          "Subject to the immediately preceding sentence, this Agreement is not intended to benefit, and shall not run to the benefit of or be enforceable by, any other person or entity other than the parties hereto and their permitted successors and assigns."

                (f) The Agreement is amended by deleting thereform Annex D and
                                                                   -------
replacing it with Annex D attached to this Amendment.
                  -------

                3.  References. All references in the Agreement to "Agreement,"
                    ----------
"herein," "hereof," "hereby or terms of like import referring to the Agreement or any portion thereof are hereby amended to refer to the Agreement as amended by this Amendment.

                4.  No Implied Amendments. Except as expressly provided herein,
                    ---------------------
the Agreement is not being amended, supplemented, or otherwise modified, and the Agreement shall continue in full force and effect in accordance with its terms.

                5.  Governing Law. This Amendment shall be governed by and
                    -------------
construed in accordance with the internal laws (and not the law of conflicts) of the State of California.

                          [SIGNATURE PAGE TO FOLLOW]

                 [FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
                                SIGNATURE PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:_________________________________________
                                      Name:____________________________________
                                      Title:___________________________________


                                   IMPERIAL TRUST COMPANY

                                   By: /s/ Norman P. Creighton
                                      -----------------------------------------
                                      Name:  Norman P. Creighton
                                           ------------------------------------
                                      Title: Chairman
                                            -----------------------------------


                                   By: /s/ Richard M. Baker
                                      -----------------------------------------
                                      Name:  Richard M. Baker
                                           ------------------------------------
                                      Title: Secretary
                                            -----------------------------------

                                   IMPERIAL BANK

                                   By: /s/ Norman P. Creighton
                                      -----------------------------------------
                                      Name:  Norman P. Creighton
                                           ------------------------------------
                                      Title: Vice Chairman and CEO
                                            -----------------------------------


                                   By: /s/ Richard M. Baker
                                      -----------------------------------------
                                      Name:  Richard M. Baker
                                           ------------------------------------
                                      Title: SVP, General Counsel and Secretary
                                             ----------------------------------

                 [FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
                                SIGNATURE PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

                                               UNION BANK OF CALIFORNIA, N.A.

                                               By:  /s/ Piet Westerbeek III
                                                  ------------------------------
                                                 Name:  Piet Westerbeek III
                                                     ---------------------------
                                                 Title: Executive Vice President
                                                      --------------------------

                                               IMPERIAL TRUST COMPANY

                                               By:______________________________
                                                 Name:__________________________
                                                 Title:_________________________


                                               By:______________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                               IMPERIAL BANK

                                               By:______________________________
                                                 Name:__________________________
                                                 Title:_________________________


                                               By:______________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                    ANNEX D
                                    -------

                                 BILL OF SALE
                                 ------------

      KNOW ALL MEN BY THESE PRESENTS that pursuant to the Asset Purchase Agreement (the "Agreement") dated as of May ____, 1999 among Union Bank of
                 ---------
 California, N.A., a national banking association ("Purchaser"), Imperial Trust
                                                    ---------
 Company, a California corporation ("Seller"), and Imperial Bank, a California
                                     ------
 state bank ("Imperial"), and for good and valuable consideration, receipt of
              --------
 which is hereby acknowledged, Seller does hereby sell, assign, convey, transfer and deliver to Purchaser (and acknowledge the sale, assignment, conveyance, transfer and delivery to Purchaser by operation of Section 4859 or 4879.14, as applicable, of the California Financial Code), free and clear of all security interests, liens, mortgages, pledges, claims, conditional sales contracts and any other encumbrances of any nature whatsoever (other than liens on any other encumbrances incurred in the Ordinary Course) and subject to the rights of other Persons to the extent conferred by California Financial Code Section 4842 or other applicable law, all of Seller's right, title and interest in all assets and properties used in connection with the conduct of the Trust Business, including without limitation:

       (i) Seller's business of acting as executor, administrator, guardian or conservator of estates, assignee, receiver, depositary, custodian or trustee under the appointment of any court, or by authority of any law of this or any other state of the United States, as trustee for any purpose permitted by law, and all agency and other fiduciary or representative capacities;

       (ii) all of the trusteeships, executorships, administrations, guardianships, conservatorships, custodianships, agencies and other fiduciary and representative capacities held by Seller and any common, collective, or commingled trust funds maintained by Seller on or prior to the Closing or to which Seller may be named or appointed after the Closing, including but not limited to trust documents where Seller is named successor trustee and wills on deposit (the "Trusts");
              ------

       (iii) all material contracts and agreements governing the Trusts;

       (iv) all properties, assets, deposits, funds, investments, agreements, bills, notes, securities, contracts and rights (including claims against third parties) that are administered, utilized, held as collateral or held for the benefit of others (whether or not constituting all or a portion of the corpus of any trust) by Seller as agent, custodian, trustee or in any other capacity pursuant to or in connection with Trusts;

          (v)  all of the goodwill associated with the Assets; and

          (vi) all of the accounting information, reports, books, records statements and data regularly maintained on the electronic information systems or electronic storage media separately specifying or accounting for each Trust, including an electronic summary of the fees.

          Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

          Each of Seller and Purchaser acknowledges that Purchaser only assumes the Assumed Liabilities and does not assume and shall have no responsibility for any other debt, liability or obligation relating to Seller whatsoever except those explicitly assumed or undertaken pursuant to the Agreement.

          IN WITNESS WHEREFORE, each party has caused this Bill of Sale to be executed on its behalf by its duly authorized officers as of this ____ day of May, 1999.

                                                  UNION BANK OF CALIFORNIA, N.A.

                                                  By:___________________________
                                                    Name:_______________________
                                                    Title:______________________

                                                  IMPERIAL TRUST COMPANY

                                                  By:___________________________
                                                    Name:_______________________
                                                    Title:______________________


                                                  By:___________________________
                                                    Name:_______________________
                                                    Title:______________________


                                      -2-